EXECUTIVE INVESTORS TRUST
                          Supplement dated May 22, 1998
                       to Prospectus dated April 30, 1998


1. Item No. (7) under "How to Buy Shares-Waivers of Sales Charges" on page 22 should read as follows:

(7) any purchase made during the period November 15, 1998 to February 28, 1999 with the proceeds from a redemption made after November 14, 1998 from the 3rd Fund of First Investors U.S. Government Plus Fund;

2. The following sentence replaces the last two sentences of the last paragraph under "Dividends and Other Distributions" on page 30:

Any subsequent dividend or other distribution will be reinvested in additional shares at net asset value until the Fund receives new instructions.


EITP598